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                                 UNITED STATES
                       SECURITIES & EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             --------------------
                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

               Date of report (Date of earliest event reported):
                              September 20, 2000


                               INTERLIANT, INC.
                               ----------------
     (Exact name of registrant as specified in its charter)


         Delaware                      0-26115                   13-3978980
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(State or other jurisdiction         (Commission             (I.R.S. Employer
  of incorporation)                  File Number)            Identification No.)

      Two Manhattanville Road
         Purchase, New York                                       10577
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(Address of principal executive offices)                        (Zip Code)


                                (914) 640-9000
                                --------------

             (Registrant's telephone number, including area code)

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ITEM 5: OTHER MATTERS

Interliant, Inc. issued a press release today announcing the acceleration of its integration initiatives. The text of the press release is attached hereto as
Exhibit 99.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c)      The following documents are furnished as exhibits to this report:

Exhibit                                                  Page
Number           Description                            Number
---------        -----------                            ------
 99              Press Release of the Registrant,         3
                 dated September 20, 2000

                                   SIGNATURE

   Pursuant to the requirements of the Securities Exchange Act of 1934, Interliant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 20, 2000

                                        INTERLIANT, INC.



                                        By: /s/ Bruce S. Klein
                                                --------------------------------
                                                Bruce S. Klein
                                                Senior Vice President and
                                                General Counsel